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                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2000
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                            Southwest Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)

         Oklahoma                       0-23064                73-1136584
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(State or other jurisdiction        (Commission file         (IRS Employer
     of incorporation)                  number)          Identification Number)

608 South Main Street, Stillwater, Oklahoma    74074
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(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:  (405) 372-2230
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Item 5. Other Events.
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On December 13, 2000, Southwest Bancorp, Inc. announced the restructuring of a large problem credit relationship that had been classified as nonperforming in the second quarter of 2000. For additional information, see the press release included as Exhibit 99 hereto which is incorporated by reference in this item.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Financial Statements. Not applicable.
(b)  Pro Forma Financial Information.  Not applicable.
(c)  Exhibits 99--Press Release date December 13, 2000

                                 Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Southwest Bancorp, Inc.

                                     By /s/ Rick J. Green
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                                        Rick J. Green, Chief Executive Officer
Dated: December 14, 2000